--------------------------------------------------------------------------------



--------------------------------------------------------------------------------








                                  ANNUAL REPORT









================================================================================


                               Maxus Laureate Fund

================================================================================





















                                December 31, 2000

Dear Shareholder:


For the first time in a long time, 2000 was not a good year for most investors. Although the broad market, as represented by the S&P 500, was down 9.1%, the most popular and widely owned growth stocks declined far more. By mid-year, it was clear that the high tech players had run out of new money (thanks to Alan Greenspan) while the high value players had run out of patience. By year-end, it was equally clear, that reality once again could be defined as real earnings and real value.


Within this context the Maxus Funds continued their exceptional performance relative to their respective market indices as well as to other competing mutual funds. The two original Funds, Maxus Equity and Maxus Income, were the star performers.


The Maxus Equity Fund ended the year with a 23.3% gain compared to its benchmarks, the Russell 3000 Index, which produced a negative -7.5% return, and the Lipper Multicap Value Index, which produced an 9.6% return.

Of all investment grade domestic bond funds, the Maxus Income Fund ended the year in the top 1% with a total return of 16.0% versus the Ryan Labs Treasury Index which returned 13.5%. Currently, we expect dividends in 2001 to be in the $0.70 to $0.77 range and our goal is to continue to produce capital appreciation in excess of these dividends.

After significantly outperforming the competition in 1999, the Maxus Aggressive Value Fund scored a return of -1.4% in 2000. Although not in the money, this result compares favorably to the Merrill Lynch Microcap Composite, which returned -6.1%. In my estimation microcap value continues to be the most compelling market sector today, and if January, 2001, is any indication, the next 3 to 5 years should be exceptional.

Slightly ahead of the Morgan Stanley World Index, the Maxus Laureate Fund returned -12.4%. Investors who owned Laureate in 1999 (50.6% return in 1999) have been well rewarded during the past two years.


Lastly, Maxus Ohio Heartland, a fund of companies headquartered in Ohio, produced a return of 1.4% in 2000, ahead of the Russell 2000 Index. Ohio companies have struggled in the market during the past several years but signs are encouraging that this is about to change.

Finally, I want to thank all of our shareholders that have supported us over the past many years. On January 2, 2001, Fifth Third Bancorp purchased the management company of the Maxus Funds and have since renamed them the Fifth Third/Maxus Funds. We all look forward to exceptional benefits to be derived from this relationship with one of the most successful and acclaimed financial institutions in the United States.

Our shareholders should take notice that I and my associates, Denis Amato and Alan Miller will continue to manage your Fund(s) in the same manner and under the same circumstances as before. We all look forward to serving you well.

Sincerely

/S/ Richard A. Barone


Richard A. Barone
Chairman
Fifth Third/Maxus Asset Management

                                                         SCHEDULE OF INVESTMENTS
                                                               December 31, 2000

 SHARES / PRINCIPAL AMOUNT                              MARKET VALUE   % ASSETS

         EQUITY MUTUAL FUNDS
  43,478 American Century Emerging Markets             $    204,783
  28,196 Artisan International                              617,481
   7,810 Artisan Mid Cap                                    207,733
     129 Berger New Generation                                2,055
     656 Berger Small Company Growth                          3,143
  18,190 Choice Focus                                       188,629
  18,368 Dresdner RCM Biotechnology Class N                 668,213
  26,488 Dresdner RCM Global Healthcare Class N             651,608
  13,960 Firsthand Technology Leaders                       472,420
   6,605 Firsthand Technology Value                         490,920
   6,602 Fremont US Micro Cap                               177,404
     201 Fremont US Small Cap                                 2,972
      68 Heartland Value                                      2,231
     159 Henlopen                                             3,166
  85,737 Information Age (The)                            1,629,858
   8,591 Invesco Dynamics                                   204,210
  48,682 Invesco Financial Services                       1,571,941
  10,534 Invesco Health Sciences                            625,432
  26,490 Invesco Small Company Growth                       406,622
  12,305 Invesco Telecommunications                         446,443
  12,185 Janus Enterprise                                   649,120
  13,918 Janus Global Life Sciences                         298,544
  26,104 Janus Mercury                                      774,503
  48,649 Janus Overseas                                   1,291,156
  69,996 Janus Worldwide                                  3,979,951
  83,565 Liberty Acorn Foreign Forty Class Z              1,433,143
  15,969 Masters' Select International                      244,482
     425 Montgomery  Emerging Asia                            3,375
  31,811 Montgomery Global Long-Short Class R               486,385
  49,874 Mutual  Series  European  Class Z                  774,050
  27,963 Navellier  Mid Cap  Growth                         862,390
  14,080 Neuberger  & Berman Manhattan  Investor  Class     134,327
   7,463 Neuberger  & Berman  Millennium Investor  Class    134,632
  49,941 Pilgrim  Bank  and  Thrift  Class A              1,078,234
  48,819 Pin Oak  Aggressive  Stock                       2,269,088
  15,270 RS Value and Growth                                375,948
  32,091 Red Oak Technology Select                          698,951
     149 Robertson Stephens Diversified Growth                3,401
  26,721 Robertson Stephens Emerging Growth               1,176,009
     433 Robertson  Stephens  Internet Age                    2,824
  24,326 Robertson  Stephens Microcap Growth                503,307
  24,752 Rydex Banking  Investor Class                      208,168
 112,500 Rydex Basic  Materials  Investor  Class            849,375
  52,867 Rydex Biotechnology  Investor  Class             1,574,919
  61,213 Rydex  Dynamic Titan 500 Advisor Class           1,224,863
  42,239 Rydex Dynamic  Velocity 100 Advisor Class          442,239
  15,785 Rydex  Healthcare  Investor  Class                 207,103
  15,510 Rydex  Nova  Investor  Class                       513,837

  43,635 Rydex OTC  Investor  Class                         737,868
     189 Strong Asia Pacific                                  1,345
  29,369 T Rowe Price New Asia                              202,643
  17,021 Torray                                             677,260
     133 Turner Micro Cap Growth                              4,485
     417 Turner Small Cap Growth                             10,308
 171,930 UAM Clipper Focus Portfolio                      2,670,067
  16,758 Van Wagoner Emerging Growth                        506,922
  17,493 Van Wagoner Mid Cap                                354,760
  21,484 Van Wagoner Post Venture                           569,750
   5,315 Van Wagoner Technology                             222,536
  10,806 Vanguard Value Index Trust                         247,132
      84 Warburg Pincus Global Telecommunications             3,543
     164 Warburg Pincus Global Post Venture Capital           3,715
      37 Warburg Pincus Japan Growth                            261
     156 Warburg Pincus Japan Small Company                     348
  18,469 White Oak Growth Stock                           1,164,841
                                                       -------------------------
                                                         38,149,372      99.5%

         CASH EQUIVALENTS
  21,806 Firstar Treasury Fund 5.29%                         21,806       0.1%
                                                       -------------------------
         TOTAL INVESTMENTS
         (Cost - $37,531,820)                            38,171,178      99.6%

         OTHER ASSETS LESS LIABILITIES                      147,980       0.4%
                                                       -------------------------

         NET ASSETS                                    $ 38,319,158     100.0%
                                                       =========================

     The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
Maxus Laureate Fund                                            December 31, 2000

                                                                   Laureate
                                                                     Fund
                                                                  ----------
Assets:
     Investment Securities at Market Value                        38,171,178
      (Identified Cost - $37,531,820)
     Receivables:
       Capital gains from mutual funds                             1,785,351
       Dividends and interest                                         45,929
       Shareholder purchases                                          40,900
       Miscellaneous                                                   8,000
                                                                 ------------
Total Assets                                                      40,051,358

Liabilities:
     Payable to custodian bank                                     1,249,883
     Payable for securities purchased                                400,055
     Accrued expenses                                                 82,262
                                                                 ------------
Total Liabilities                                                  1,732,200
                                                                 ------------
Net Assets                                                        38,319,158
                                                                 ============
Net Assets Consist Of:
     Capital paid in                                              43,057,758
     Accumulated realized gain/(loss) on investments              (5,377,958)
     Unrealized appreciation in value
          of investments based on identified cost - net              639,358
                                                                 ------------
Net Assets                                                        38,319,158
                                                                 ============
Net Assets:
     Investors shares                                             37,087,520
     Institutional shares                                          1,231,638
                                                                 ------------
          Total                                                   38,319,158
                                                                 ============
Shares of capital stock
     Investors shares                                              2,633,089
     Institutional shares                                             86,545
                                                                 ------------
          Total                                                    2,719,634
                                                                 ============
Net asset value per share
     Investors shares                                               $  14.09
                                                                 ------------
     Institutional shares                                           $  14.23
                                                                 ------------

Statement of Operations
--------------------------------------------------------------------------------
Maxus Laureate Fund                                            December 31, 2000

                                                                   Laureate
                                                                     Fund
                                                                  ----------
Investment Income:
Dividend income                                               $      11,130
Interest income                                                     365,302
                                                              --------------
Total Income                                                        376,432
                                                              --------------
Expenses:
Investment  advisory  fees  (Note 2)                                468,335
Distribution  fees  (Investor shares)                               227,535
Distribution  fees  (Institutional  shares)                             -
Taxes                                                                75,052
Transfer agent  fees/Accounting and pricing                          39,694
Custodial fees                                                       22,520
Registration  and  filing  fees                                      13,056
Legal                                                                11,534
Audit                                                                10,950
Trustee fees                                                          4,800
Printing & other  miscellaneous                                      23,780
                                                              --------------
Total Expenses                                                      897,256

Net Investment Income (Loss)                                       (520,824)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                                  28,630
Distribution  of  realized  capital
  gains from  other  investment  companies                        2,185,417
Unrealized appreciation (depreciation) on investments            (8,151,087)
                                                              --------------
Net realized and unrealized gain (loss) on investments           (5,937,040)
                                                              --------------

Net Increase (Decrease) in Net Assets from Operations         $  (6,457,864)
                                                              ==============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Maxus Laureate Fund                                           December 31, 2000

                                                          Maxus Laureate Fund
                                                         ---------------------
                                                        01/01/00      01/01/99
                                                           to            to
                                                        12/31/00      12/31/99
                                                        --------      --------
From Operations:
     Net  investment  income  (loss)                    (520,824)      (88,018)
     Net realized gain (loss)  on   investments        2,214,047     1,465,840
     Net  unrealized appreciation (depreciation)      (8,151,087)    7,654,002
                                                     ------------  ------------
Increase (decrease) in net assets from operations     (6,457,864)    9,031,824
                                                     ------------  ------------
Distributions to investor shareholders:
     Net investment income                                   -             -
     Net realized gain from security transactions     (6,860,931)   (1,325,042)

Distributions to institutional shareholders:
     Net investment income                                   -             -
     Net  realized  gain from  security  transactions   (213,306)      (49,724)
                                                     ------------  ------------
Change in net assets from distributions               (7,074,237)   (1,374,766)
                                                     ------------  ------------
From capital share Investor transactions:
     Proceeds  from  sale of  shares                  30,083,880    20,167,724
     Dividend reinvestment                             6,471,060     1,316,761
     Cost  of  shares  redeemed                      (18,644,531)   (4,743,183)

From capital share Institutional transactions:
     Proceeds from sale of shares                        238,695     1,037,951
     Dividend reinvestment                               213,306        49,724
     Cost of shares redeemed                             (65,235)          (24)
                                                     ------------  ------------
Change in net assets from  capital  transactions      18,297,175    17,828,953
                                                     ------------  ------------
Change in net assets                                   4,765,074    25,486,011

Net Assets:
     Beginning of period                              33,554,084     8,068,073
     End of period (including accumulated            ------------  ------------
       undistributed net investment income of         38,319,158    33,554,084
       $0 and $0, respectively)                      ============  ============

Investor share transactions:
     Issued                                            1,567,676     1,297,316
     Reinvested                                          410,041        70,228
     Redeemed                                         (1,029,307)     (289,429)
                                                     ------------  ------------
Net increase (decrease) in shares                        948,410     1,078,115
Shares outstanding beginning of period                 1,684,679       606,564
                                                     ------------  ------------
Shares outstanding end of period                       2,633,089     1,684,679
                                                     ============  ============
Institutional share transactions:
     Issued                                               12,813        60,405
     Reinvested                                           13,572         2,633
     Redeemed                                             (3,545)           (1)
                                                     ------------  ------------
Net increase (decrease) in shares                         22,840        63,037
Shares outstanding beginning of period                    63,705           668
                                                     ------------  ------------
Shares outstanding end of period                          86,545        63,705
                                                     ============  ============


Financial Highlights
Maxus Laureate Fund                                              Investor Shares
--------------------------------------------------------------------------------
Selected data for a share of capital  stock  outstanding  throughout  the period indicated

                                           01/01/00     01/01/99     01/01/98     01/01/97     01/01/96
                                              to           to           to           to           to
                                           12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net Asset Value -
     Beginning of Period                      19.19        13.29        10.38        10.82         9.82
Net Investment Income (loss)                  (0.21)       (0.07)       (0.12)        0.52        (0.08)
Net Gains or Losses on Securities
     (realized and unrealized)                (1.94)        6.78         3.76         0.07         2.14
Total from Investment Operations              (2.15)        6.71         3.64         0.59         2.06
Distributions
     Net investment income                        -            -            -        (0.52)           -
     Capital gains                            (2.95)       (0.81)       (0.73)       (0.51)       (1.06)
          Total Distributions                 (2.95)       (0.81)       (0.73)       (1.03)       (1.06)
Net Asset Value -
     End of Period                         $  14.09     $  19.19     $  13.29     $  10.38     $  10.82

Total Return                                 -12.38%       50.58%       35.14%        5.49%       21.03%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)      37,087       32,324        8,059        3,395        3,156
Ratio of expenses to average net assets        1.94%        1.92%        2.63%        2.49%        3.92%
Ratio of net income to average net assets     -1.13%       -0.49%       -1.10%        4.19%       -0.73%
Portfolio turnover rate                        1204%        1172%        2792%        1511%        1267%

                                                            Institutional Shares
--------------------------------------------------------------------------------
                                           01/01/00     01/01/99     02/01/98**
                                              to           to           to
                                           12/31/00     12/31/99     12/31/98
Net Asset Value -
     Beginning of Period                      19.30        13.30        10.38
Net Investment Income (loss)                  (0.12)        0.03        (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                (2.00)        6.78         3.76
Total from Investment Operations              (2.12)        6.81         3.65
Distributions
     Net investment income                        -            -            -
     Capital gains                            (2.95)       (0.81)       (0.73)
     Return of capital                            -            -            -
          Total Distributions                 (2.95)       (0.81)       (0.73)
Net Asset Value -
     End of Period                         $  14.23     $  19.30     $  13.30

Total Return                                 -12.16%       51.29%       35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)       1,232        1,230            9
Ratio of expenses to average net assets        1.44%        1.42%        2.13%*
Ratio of net income to average net assets     -0.63%        0.01%       -0.60%*
Portfolio turnover rate                        1204%        1172%        2792%*

*annualized
**commencement of operations

NOTES TO FINANCIAL STATEMENTS
                                                            MAXUS LAUREATE FUND
                                                             DECEMBER 31, 2000


  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION
     The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The fund incurred an excise tax of $75,052 during the fiscal year ending December 31, 2000.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to accumulated undistributed net realized gains and/or paid in capital.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund, as compensation for its services to the Fund, an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

  3.)RELATED PARTY TRANSACTIONS
     Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc.
     and Maxus Securities Corp. Maxus Asset Management was paid $468,335 in investment advisory fees during the fiscal year ended December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $227,535 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $39,694 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

     At December 31, 2000, Maxus Securities owned 10,000 shares of the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.


  4.) CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $43,057,758.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending December 31, 2000 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $484,962,058 and $472,938,985 respectively.


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $41,168,854. The difference between book cost and tax cost consists of wash sales in the amount of $3,637,034.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over book cost) and depreciation (the excess of book cost over value) was as follows:

================================================================================
   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
================================================================================
    4,140,085            (3,500,727)                     639,358
================================================================================


  7.) SUBSEQUENT EVENTS
     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

     Name Changes: The name of the Fund and its Investment Advisor were changed to the Fifth Third/Maxus Laureate Fund and Fifth Third/Maxus Asset Management, respectively, on January 2, 2001.

     Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

     Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Laureate Fund:

We have audited the accompanying statement of assets and liabilities of the Maxus Laureate Fund, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxus Laureate Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 17, 2001

                               Investment Adviser
                       Fifth Third/Maxus Asset Management
                             1301 East Ninth Street
                               Cleveland, OH 44114

                                 Transfer Agent
                        Mutual Shareholder Services, LLC.
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                            38 Fountain Square Place
                              Cincinnati, OH 45263

                                  Legal Counsel
                   McDonald, Hopkins, Burke & Haber Co., L.P.A
                              2100 Bank One Center
                              600 Superior Avenue
                               Cleveland, OH 44114

                                    Auditors
                        McCurdy & Associates, CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                Board of Trustees
                                 Raj Aggarwal
                                 Denis J Amato
                                Richard A Barone
                                  Kent W Clapp
                                Robert H. Fritz
                               Steven M Kasarnich
                                 Joseph H Smith
                                 Burton D Morgan
                                 Michael A Rossi

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